Exhibit 10.24

SHARE PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”) is made as of the  6  day of April , 2016, by and between Woodrow Young (the “Investor”) for Shares and Warrants (as defined below) in accordance with the terms hereof, and N-VIRO INTERNATIONAL CORPORATION, a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company wants to sell, and the Investor wants to buy, shares of the Company’s Common Stock and Warrants, on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants and conditions contained herein, the parties hereto agree as follows:

1.

Purchase and Sale of Stock.

1.1

Sale and Issuance of Common Stock and Warrants.

(a)

Subject to the terms and conditions of this Agreement, Investor agrees to purchase, and the Company agrees to sell and issue to the Investor at the Closing, One Hundred Thousand (100,000) restricted shares of the Company’s common stock (the “Common Stock”), at a purchase price of $1.00 per share.  The shares of Common Stock to be issued and sold by the Company to the Investor pursuant to this Agreement are referred to herein as the “Shares”.

(b)

Simultaneously with the Closing of the purchase of Common Stock hereunder, and subject to the terms and conditions of this Agreement, the Company shall issue to the Investor at a rate of one (1) warrant for every two (2) Shares issued in section 1.1(a) above, 50,000 warrants (the “Warrants”) to acquire shares of Common Stock substantially in form attached hereto as Exhibit A, at an exercise price of $1.50 per share.

1.2

Closing.

The consummation of the purchase and sale of the Common Stock and other transactions contemplated hereby (the “Closing”) shall take place upon execution of this Agreement subscribing to the purchase, and the payment in full of the price of the shares.  The Company shall deliver to the Investor a legended certificate or certificates containing appropriate federal and state Shares restrictions on transfer representing the Shares to the Investor following the Closing, in addition to a Warrant certificate direct from the Company.

2.

Representations and Warranties of the Company.

The Company hereby represents and warrants to the Investor as of the date hereof that, except as otherwise disclosed or incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, or its other reports and forms filed with or furnished to the Securities and Exchange Commission (the “Commission”) under Sections 12, 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) after December 31, 2014 (excluding disclosures of risks included in any forward-looking statement disclaimers or other statements that are similarly nonspecific and are predictive and forward-looking in nature) and before the date of this Agreement (all such reports covered by this clause (x) collectively, the “SEC Reports”), were accurate and complete when submitted, and that no material adverse event has taken place that would render such reports inaccurate.

Since the most recent public filing by the Company up to the date of this Agreement, and except as described in the SEC Reports, no event or circumstance has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the ability of the Company and its Subsidiaries, taken as a whole, to conduct their businesses in the ordinary course of business consistent with past practices (“Material Adverse Effect”).

2.1

Compliance with Laws.

Neither the Company nor any of its Subsidiaries is in material violation of any applicable federal, state, local, foreign or other law, statute, regulation, rule, ordinance, code, convention, directive, order, judgment or other legal requirement (collectively, “Laws”) of any Governmental Authority, except where such violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  To the knowledge of the Company, neither the Company nor any of its Subsidiaries is being investigated with respect to, or been overtly threatened to be charged with or given notice of any violation of, any applicable Law, except for such of the foregoing as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.2

Valid Issuance of Common Stock.

The Shares being purchased by the Investor hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions under this Agreement and under applicable state and federal securities laws.  The Common Stock issuable upon exercise of the Warrants purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

2.3

Compliance with Other Instruments.

The Company is not in violation or default of any provision of its Certificate of Incorporation or Bylaws, each as amended and in effect as of the Closing.  The execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares or the exercise of the Warrants will not (x) result in any default or violation of the Company’s Certificate of Incorporation or Bylaws, (y) result in any default or violation of any agreement relating to its material Indebtedness or under any mortgage, deed of trust, security agreement or lease to which it is a party or in any default or violation of any material judgment, order or decree of any Governmental Authority, or (z) be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company pursuant to any such provision, or the suspension, revocation, impairment or forfeiture of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties pursuant to any such provision.

3.

Representations and Warranties of the Investor.

Investor hereby represents and warrants as of the date hereof as follows:

3.1

Private Placement.

(a)

Investor is (i) an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; (ii) aware that the sale of the Shares (collectively, including the Common Stock issuable upon exercise of the Warrants, the “Securities”) to him is being made in reliance on a private placement exemption from registration under the Securities Act and (iii) acquiring the Securities for its own account.

(b)

Investor understands and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that such Securities have not been registered under the Securities Act and that such Securities may be offered, resold, pledged or otherwise transferred only (i) in a transaction not involving a public offering, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), or (iii) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (iii) in accordance with any applicable securities laws of any State of the United States, and that it will notify any subsequent permitted purchaser of Securities from it of the resale restrictions referred to above, as applicable.

(c)

Investor understands that the Company shall require that the Securities will bear a legend or other restriction substantially to the following effect (it being agreed that if the Securities are not certificated, other appropriate restrictions shall be implemented to give effect to the following):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SALOR OTHER FORM OF TRANSFER, MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND UNDER APPLICABLE STATE SECURITIES LAWS.”

(d)

Investor:

(i)

is able to fend for itself in the transactions contemplated hereby;

(ii)

has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and

(iii)

has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(e)

Investor acknowledges that (i) it has conducted its own investigation of the Company and the terms of the Securities, (ii) it has had access to the Company’s public filings with the Commission and to such financial and other information as it deems necessary to make its decision to purchase the Securities, and (iii) has been offered the opportunity to conduct such review and analysis of the business, assets, condition, operations and prospects of the Company and its Subsidiaries and to ask questions of the Company and received answers thereto, each as it deemed necessary in connection with the decision to purchase the Securities.  Each Investor further acknowledges that it has had such opportunity to consult with its own counsel, financial and tax advisors and other professional advisers as it believes is sufficient for purposes of the purchase of the Securities.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

The Investor has not directly or indirectly, including through a broker or finder, (i) engaged in or received any general solicitation with respect to the offer and sale of the Securities, or (ii) published or received any advertisement in connection with the offer and sale of the Securities.

(f)

Such Investor understands that the Company will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

(g)

Except for the representations and warranties contained in Section 2 of this Agreement, each Investor acknowledges that neither the Company nor any Person on behalf of the Company makes, and such Investor has not relied upon, any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to the Investor in connection with the transactions contemplated by this Agreement.

4.

Piggy-back Registration Rights.

(a)

Grant of Rights.  The Company hereby grants the Investor so-called “piggy-back” registration rights.  If the Company at any time, prior to the time Rule 144 is available for the resale of the Shares by the Investor, proposes to register any of its Shares under the Securities Act of 1933 for sale to the public, whether for its own account or for the account of other security holders, or both, except with respect to registration rights on Forms S-4, S-8 or another form not available for registering Investor’s Shares for sale to the public, provided that such Shares are not otherwise registered for resale by Investor, each such time it will give at least fifteen (15) days’ prior written notice to Investor of its intention to do so.  Upon the written request of Investor, received within ten (10) days after the giving of any such notice by the Company, to register any of the Shares not previously registered, the Company will cause such Shares as to which registration shall have been so requested to be included with the Shares to be covered by the registration statement proposed to be filed by the Company.  Notwithstanding the foregoing provisions, the Company may withdraw or delay or suffer a delay of any registration statement without thereby incurring any liability to Investor.  The foregoing provisions shall be subject to the following:

(i)

subject to the timelines provided in this Agreement, prepare and file with the SEC a registration statement required with respect to such Shares and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the participating Investors (the "Holders") copies of all filings and SEC letters of comment;

(ii)

prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the first to occur of (i) the availability of Rule 144 for the resale of the Shares, or (ii) such registration statement has been effective for a period of one (1) year, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Shares covered by such registration statement in accordance with Holders' intended method of disposition set forth in such registration statement for such period;

(iii)

furnish to Holders, at the Holders’ expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the Shares covered by such registration statement;

(iv)

use its best efforts to register or qualify the Shares covered by such registration statement under the Shares or "blue sky" laws of such jurisdictions as Holders reasonably require, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(v)

if applicable, list the Shares covered by such registration statement with any securities exchange on which the common stock of the Company is then listed;

(vi)

immediately notify Holders, when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(vii)

provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by Holders, and any attorney, accountant or other agent retained by Holders or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by Holders, attorney, accountant or agent in connection with such registration statement.

(viii)

If a registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Shares requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have a materially adverse effect on the price, timing or distribution of the Shares offered in such offering as contemplated by the Company, then the Company will include in such registration (i) first, 100% of the Shares the Company proposes to sell, (ii) second, to the extent that the number of Shares requested to be included in such registration pursuant to this Section 4 can, in the opinion of such managing underwriter, be sold without having the materially adverse effect referred to above, the number of such Shares which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of such Shares then held by each such Holder, (provided that any shares thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among the remaining requesting Holders in like manner) and (iii) third, to the extent that the number of such Shares requested to be included in such registration can, in the opinion of such managing underwriter, be sold without having the materially adverse effect referred to above, the number of such Shares held by any other person which have the right to be included in such registration.

(b)

Provision of Documents.  In connection with each registration described in this Paragraph, Holders will furnish to the Company in writing such information and representation letters with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

(c)

Expenses.  All expenses incurred by the Company in complying with this Paragraph, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Common Shares, including any fees and disbursements of any special counsel to Purchaser, are called "Selling Expenses".  Investors shall pay the fees of their own additional counsel, if any.  The Company will pay all Registration Expenses in connection with the registration statement under this Paragraph.  Selling Expenses in connection with each registration statement under this Paragraph shall be borne by Investors in proportion to the number of shares sold by each of them.

(d)

Indemnification by Participating Investors.  In the event of a registration of any of Investor’s Shares under the 1933 Act pursuant to this Paragraph, participating Investors will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which Investors’ Shares were registered under the 1933 Act pursuant to this Paragraph, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that each participating Investor will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Investor, as such, furnished in writing to the Company by that Investor specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of an Investor hereunder shall be limited to the gross proceeds received by Investor from the sale of his Shares covered by such registration statement.

(e)

Indemnification by the Company.  In the event of a registration of any of Investor’s Shares under the 1933 Act pursuant to this Paragraph, the Company will, to the extent permitted by law, indemnify and hold harmless Purchaser (including its co-investors), and each person, if any, who controls Investor within the meaning of the 1933 Act, each officer of Investor who signs the registration statement, each director of Investor, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which Investor or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which Investor’s Shares were registered under the 1933 Act pursuant to this Paragraph, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Investor and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made by the Company.

5.

Survival; Indemnification.

(a) All representations, warranties, and covenants contained in this Agreement or any other document or instrument executed and delivered in connection therewith, and the indemnification contained in this Section 5 shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

(b) The Company hereby agrees to indemnify, defend and hold harmless the Investor from and against any and all losses, claims, damages, liabilities, expenses (including, without limitation, attorneys’ fees and disbursements), judgments, or amounts paid in settlement of actions arising out of or resulting from the failure of any representation or warranty of the Company contained in this Agreement or any other document or instrument executed and delivered in connection therewith to be true and correct.

(c) The Investor hereby agrees to indemnify, defend, and hold harmless the Company, and its shareholders, officers, directors, employees, agents, and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including, without limitation, attorneys’ fees and disbursements), judgments, or amounts paid in settlement of actions arising out of or resulting from the failure of any representation or warranty of the Investor contained in this Agreement or any other document or instrument executed and delivered in connection therewith to be true and correct.

6.

Miscellaneous.

6.1

Governing Law.

This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to choice of laws or conflict of laws provisions thereof that would require the application of the laws of any other jurisdiction.

6.2

Submission to Jurisdiction; Venue; Waiver of Trial by Jury.

(a) Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any United States Federal court sitting in Lucas County Ohio, in the State of Ohio, over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby (or, solely to the extent that no such United States Federal court has jurisdiction over such suit, action or proceeding, to the exclusive jurisdiction of any Ohio State court sitting in Lucas County Ohio, in the State of Ohio, with respect thereto).  Each of the parties irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

6.3

Survival.

The representations and warranties made in Section 2 shall survive any investigation made by any Investor, and shall survive the Closing for a period of one year thereafter.  All statements of the Company as to factual matters contained in any certificate or exhibit delivered by or on behalf of the Company pursuant to this Agreement shall be deemed to be the representations and warranties of the Company hereunder as of the date of such certificate or exhibit.

6.4

Successors and Assigns.

Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.  All rights of the Investor hereunder may be assigned to any transferee of the Securities made in accordance with applicable state and federal securities laws.

6.5

No Third Party Beneficiaries.

Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including without limitation any partner, member, shareholder, director, officer, employee or other beneficial owner of any party hereto, in its own capacity as such or in bringing a derivative action on behalf of a party hereto) shall have any standing as third party beneficiary with respect to this Agreement or the transactions contemplated hereby; provided, however, that the release of the persons and entities named in section 6.6 of this Agreement are expressly excluded from the application of this section 6.5.

6.6

No Personal Liability of Directors, Officers, Owners, Etc.

No individual, director, officer, employee, incorporator, shareholder, managing member, member, general partner, limited partner, principal or other agent of any of the Investor or the Company shall have any liability for any obligations of the Investor under this Agreement or for any claim based on, in respect of, or by reason of, the respective obligations of the Investor or the Company hereunder.  Each party hereto hereby waives and releases all such liability.  This waiver and release is a material inducement to each party’s entry into this Agreement.

6.7

Entire Agreement.

This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

6.8

Notices, Etc.

Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by hand or by messenger, addressed:

if to Investor, to:

Woodrow Young

10893 San Paco Cir.

Fountain Valley

, CA     92708

and

if to the Company:

2254 Centennial Road

Toledo, OH 43617

Fax: (419) 535-7008

or by e-mail to jmchugh@nviro.com

(James McHugh, Sec/Treas)

6.9

Delays or Omissions; Waiver.

No delay or omission to exercise any right, power, or remedy accruing to the Investor of any Securities upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of the Investor , nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent, or approval of any kind or character on the part of the Investor of any breach or default under this Agreement, or any waiver on the part of the Investor of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement.  All remedies, either under this Agreement or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

6.10

Expenses.

The Company and the Investor shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

6.11

Amendments.

Any term of this Agreement may be amended, only with the written consent of the Company and the Investor.

6.12

Counterparts.

This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or in electronic format (i.e., “PDF”), each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

6.13

Severability.

If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

N-VIRO INTERNATIONAL CORPORATION

By:

  /s/  James K. McHugh

Name:  James K. McHugh

Title:  Secretary + Treasurer

/s/  Woodrow Young________

           [signature]

Woodrow Young

           [print name and title, if applicable]

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT TO Woodrow Young, dated 4/6/16

EXHIBIT A

WARRANT TO PURCHASE

50,000

SHARES OF COMMON STOCK

OF

N-VIRO INTERNATIONAL CORPORATION (the "Company")

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

Issuance No. 133             April 6, 2016

THIS CERTIFIES THAT, for valuable consideration received, Mr. Woodrow Young, Federal ID # ending in 99, (the "Holder"), or his successors or assigns, is entitled to purchase Fifty Thousand and 00/100 (50,000) fully paid and nonassessable shares of common stock, with par value of $.01 per share, of the Company (the "Stock") at a purchase price of One and 50/100 Dollar ($1.50) per share.  The number of shares of Stock to be received upon exercise of this Warrant and the price to be paid per share of Stock may be adjusted, from time to time as hereinafter set forth.  The shares of Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price for a share of Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Warrant Price".  The terms and provisions of Stock as of the date hereof are set forth in the Certificate of Incorporation of the Company.

1.

ANTIDILUTION PROVISIONS.

(a)

 Adjustment of Number of Shares.  This Warrant, the Warrant Price and the number of Warrant Shares are subject to adjustment under the following provisions:

(i)

Dividends, Reclassification, etc..  In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall at any time issue Stock as a stock dividend or other distribution or subdivide the number of outstanding shares of Stock into a greater number of shares, then, in either of such cases, the Warrant Price of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding shares of Stock by combining such shares into a smaller number of shares, then, in such case, the Warrant Price of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased.  If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Stock and shall at substantially the same time offer to the holders of its Stock the right to purchase new Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Stock so issued shall, for the purpose of this Warrant be deemed to have been issued as a stock dividend.  Any dividend paid or distributed upon the Stock in shares of any other class of securities convertible into Stock shall be treated as a dividend paid in Stock to the extent that Stock is issuable upon the conversion thereof.

(b)

Stock Defined.  Whenever reference is made in this Section 1 to the issue or sale of shares of Stock, the term "Stock" shall mean the Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Stock.  However, shares issuable upon exercise of this Warrant shall include only shares of the class designated as Stock of the Company as of the date hereof.

(c)

Determination of Adjusted Purchase Price.  Upon the occurrence of each event requiring an adjustment of the Warrant Price and of the number of Warrant Shares purchasable pursuant to this Warrant in accordance with, and as required by, the terms of this Warrant, the Company’s Chief Financial Officer shall forthwith compute the adjusted Warrant Price and the adjusted number of shares purchasable at such adjusted Warrant Price by reason of such event in accordance with the provisions hereof.  The Company shall mail forthwith to the holder of this Warrant a copy of such computation.

2.

LIMITATIONS ON EXERCISE RIGHT.

This Warrant is exercisable only from the date of issuance through and including the expiration date of April 6, 2019.

3.

EXERCISE OF WARRANT.

The terms and conditions upon which this Warrant may be exercised, and the Stock covered hereby may be purchased, are as follows:

(a)

Method of Exercise.  At any time after 12:01 a.m. Toledo, Ohio time on the date hereof and prior to 5:00 p.m., Toledo, Ohio time on April 6, 2019, the Holder may exercise in whole or in part this Warrant.  Such exercise shall be effected by:

(i)

the surrender of this Warrant, together with a duly executed copy of the Notice of Exercise attached hereto, to the Secretary or any Assistant Secretary of the Company at its principal offices.

(ii)

the payment to the Company, by certified or cashier’s check or bank draft payable to its order, of an amount equal to the aggregate Warrant Price for the number of Warrant Shares for which the purchase rights hereunder are being exercised.

(b)

Issuance of Shares.  The Company shall cause, at its expense, the issuance within five (5) business days of the date of exercise hereof to the Holder of such number of Warrant Shares as subscribed for by the Holder.  All such Warrant Shares shall be unregistered, restricted securities.  In the event that, pursuant to subparagraph 3(a), there is a partial exercise of a Warrant, a Warrant for the unexercised portion shall be issued to the Holder.

(c)

Conditions Precedent to Obligations of the Company.  The obligation of the Company under this Warrant to sell and deliver the Warrant Shares, is at its option, subject to (i) receiving an opinion of counsel for the Company that the Company has complied with or is exempt from (a) all applicable registration requirements under the Securities Act of 1933, (b) all applicable registration requirements under the securities laws of any state, and (c) all other requirements of law or of any regulatory body having jurisdiction over the issuance and delivery of the Warrant Shares; and (ii) the Holder's complying with all the terms and conditions of this Warrant.

(d)

Restrictive Legend.  Any stock certificates evidencing Warrant Shares acquired under this Warrant pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

4.

RESERVATION OF STOCK ISSUABLE UPON CONVERSION.

Solely for the purpose of effecting the exercise of this Warrant the Company shall at all times reserve and keep available out of its authorized but unissued shares of Stock such number of shares of Stock as shall from time to time be sufficient to effect the exercise of this Warrant.

5.

TRANSFERS AND EXCHANGES.

(a)

Subject only to limitations imposed by the Securities Act of 1933, as amended, and applicable state securities laws, this Warrant and all rights hereunder are transferable in whole, or in part, by the Holder.  The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Secretary or any Assistant Secretary of the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer (if any) and a new Warrant shall be issued in the name of the transferee.  In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new Warrants.

(b)

Each Holder agrees that this Warrant when endorsed in blank shall be negotiable and that when so endorsed the Holder may be treated by the Company and all other persons dealing with this Warrant as the absolute owner for all purposes and as the person entitled to exercise the purchase rights evidenced hereby; provided, however, that until such time as the transfer is recorded on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner.

(c)

All Warrants issued in connection with transfers or exchanges of this Warrant shall bear the same date as this Warrant and shall be identical in form and provision to this Warrant except for the number of shares purchasable thereunder.

6.

NO PRIVILEGES OF STOCK OWNERSHIP.

Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of shareholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company except as otherwise provided herein.

7.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Holder as follows:

(a)

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has all requisite corporate power and authority to own its properties and conduct its business as now being conducted.  The Company is duly licensed or qualified to conduct business in each jurisdiction wherein the failure to be licensed or qualified could have a material adverse effect on the business or financial condition of the Company or its ability to execute, deliver or perform its obligations under this Warrant.

(b)

Upon issuance thereof and payment therefore as contemplated in this Warrant, each Warrant Share will have been duly authorized and validly issued and will be fully paid and nonassessable and free of preemptive rights.

(c)

The Company has all requisite corporate power and authority to execute, deliver and perform this Warrant and to consummate the transactions contemplated hereby.  The Company has taken all requisite corporate action to authorize the execution, delivery and performance of this Warrant.  This Warrant has been duly executed and delivered by the Company.  This Warrant is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

(d)

The execution, delivery and performance of this Warrant and the consummation of the transaction contemplated hereby; (i) do not violate any provisions of law applicable to the Company, (ii) will not conflict with, or result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time or both), the Company's Certificate of Incorporation or By-Laws, or any indenture, mortgage, lease, deed of trust, or other instrument, contract or agreement or any order, judgment, arbitration award, or decree to which the Company is a party or by which it or any of its assets and properties are bound and (iii) do not and will not result in the creation of any encumbrance upon any of the properties, assets, or business of the Company.

8.

NOTICES.

All communications hereunder shall be in writing and shall be deemed duly given when delivered personally, when sent by facsimile transmission (receipt confirmed) or one day after being mailed by first class mail, postage prepaid or sent by overnight courier, properly addressed, if to the Company, to N-Viro International Corporation, 2254 Centennial Road, Toledo, Ohio 43617, Attention: Timothy R. Kasmoch President and CEO, fax 419-535-7008, or if to the Holder hereof, at the address last appearing on the records of the Company.  The Company or the Holder hereof may change such address and/or facsimile number at any time or times by notice hereunder to the other.

9.

GOVERNING LAW.

This Warrant shall be binding upon any successors or assigns of the Company.  This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

10.

ATTORNEY’S FEES.

In any litigation, arbitration or court proceeding between the Company and the Holder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorney’s fees and expenses incurred in enforcing this Warrant.

11.

AMENDMENTS.

This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Holder as the holder hereof.

12.

SUCCESSORS AND ASSIGNS

The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holder thereof and their respective successors and assigns.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate No. 133 to be duly executed as of the day and year first above written.

N-VIRO INTERNATIONAL CORPORATION

By: /s/ James K. McHugh

James K. McHugh

Secretary and Treasurer

NOTICE OF EXERCISE

To:

N-Viro International Corporation

1.

The undersigned hereby elects to purchase ___________________ shares (the "Shares") of common stock $.01 par value of N-Viro International Corporation, a Delaware Corporation (the "Company"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price and any transfer taxes payable pursuant to the terms of the Warrant, together with an investment representation statement in form and substance satisfactory to legal counsel to the Company.

2.

The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable federal and state securities laws.  The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Shares.  The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares.

3.

The undersigned understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances.  In this connection, the undersigned represents that it is familiar with Rule 144 of the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

4.

The undersigned understands the certificates evidencing the Shares may bear one or all of the following legends:

(a)

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

(b)

Any legend required by applicable state law.

5.

Please issue a certificate or certificates representing said Shares in the name of the undersigned.

6.

Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

_____________________________________________

        [Name]

____________________________

_____________________________________________

       [Date]

        [Signature]